UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 17, 2007
Date of Report (Date of earliest event reported)
BackWeb Technologies Ltd.
(Exact name of registrant as specified in its charter)

Israel	000-26241	51-2198508

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
10 Ha’amal Street, Park Afek, Rosh Ha’ayin, Israel 48092
(Address of principal executive offices, including zip code)
(972) 3-6118800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On January 17, 2007, BackWeb Technologies Ltd. (“BackWeb”) issued a press release announcing its preliminary unaudited operating results for its fourth quarter ended December 31, 2006. A copy of this press release is attached to this Current Report as Exhibit 99.1.
     The information contained in Item 2.02 of this Current Report, including the information incorporated into this Item 2.02 from the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.
ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
     On January 17, 2007, BackWeb received a Nasdaq Staff Determination indicating that it has failed to regain compliance with the minimum bid price requirement of Marketplace Rule 4320(e)(2)(E)(ii) because the trading price of BackWeb’s Ordinary Shares failed to close at $1.00 per share or more for a minimum of 10 consecutive trading days during the 180-day period ended January 16, 2007. As a result, BackWeb’s Ordinary Shares will be delisted from The Nasdaq Capital Market and trading of BackWeb’s Ordinary Shares will be suspended at the opening of business on January 26, 2007 unless BackWeb requests an appeal of this determination. BackWeb does not plan to request an appeal and, accordingly, expects that its Ordinary Shares will be delisted from The Nasdaq Capital Market on January 26, 2007.
     BackWeb’s Ordinary Shares may become eligible for trading on the OTC Bulletin Board if a market maker makes application to register in and quote the Ordinary Shares and such application is cleared by the NASD. BackWeb has already begun seeking sponsorship from market makers in an effort to facilitate the filing of a Form 211 in accordance with SEC Rule 15c2-11. A Form 211 application and its clearance are required for the listing of BackWeb’s Ordinary Shares on the OTC Bulletin Board. BackWeb expects, but cannot be certain, that trading on the OTC Bulletin Board would commence on January 26, 2007 or soon thereafter.
     The press release discussed in Item 2.02 above issued by BackWeb on January 17, 2007, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference, also discusses the contents of the Nasdaq Staff Determination.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits
Item 99.1 Press release issued by BackWeb Technologies Ltd. on January 17, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BackWeb Technologies Ltd.
Date: January 22, 2007	By:	/s/ Ken Holmes
Ken Holmes
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description
Item 99.1	Press release issued by BackWeb Technologies Ltd. on January 17, 2007